JOHNSON MUTUAL FUNDS TRUST

Johnson Growth Fund
Johnson Opportunity Fund
Johnson Realty Fund
Johnson Fixed Income Fund
Johnson Municipal Income Fund

Supplement Dated November 29, 2004
To
Prospectus Dated April 30, 2004

The following material supplements the Prospectus dated April 30, 2004 for the Johnson Mutual Funds Trust as it relates to modifications pertaining to purchases and redemption of Fund shares. The change clarifies procedures related to purchases by wire for fund shares and cutoff times for other purchase and redemption requests. Accordingly, as of the effective date of this supplement, the following changes are made to the Johnson Mutual Funds Prospectus dated April 30, 2004.

The following is inserted immediately after the heading
HOW TO BUY SHARES on page 7:

You buy shares for each Fund at the Fund?s net asset value (NAV) determined as of trade date. For all Funds, purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the New York Stock exchange (generally 4:00 p.m., Eastern time) receive a trade date of the current day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.


The second paragraph under the heading By Wire in the section HOW TO BUY SHARES on page 7 is replaced in its entirety with the following:

you must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank.
Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order's trade date will be cancelled. There is presently no fee for the receipt of wired funds,but the Funds may charge a fee in the future.

The following is added after the second paragraph under the section HOW TO SELL SHARES on page 8:

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

The following replaces the first sentence in the second paragraph under the heading SHARE PRICE CALCULATION on page 9:

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order.

The Johnson Mutual Funds Trust

         By: /s/ David C. Tedford, Secretary